Exhibit 99.2

The Priceline Group Inc. 1999 Omnibus Plan
RESTRICTED STOCK UNIT AGREEMENT
THIS RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is made by and between Booking Holdings Inc. (f/k/a The Priceline Group Inc.), a Delaware corporation, with its principal United States office at 800 Connecticut Avenue, Norwalk, Connecticut 06854 (the “Company”), and the Participant, as of the Grant Date in 2018, which is provided on the web portal of the secure third-party vendor website used by the Company (to be referred to herein as the “Grant Summary”) for the administration of The Priceline Group Inc. 1999 Omnibus Plan, as amended (the “Plan”). Pursuant to the terms of the Plan, the Compensation Committee of the Board (the “Committee”) has authorized this Agreement and approved the grant of restricted stock units (“RSUs”) evidenced hereby.
Unless otherwise indicated, any capitalized term used herein, but not defined herein, shall have the meaning ascribed to such term in the Plan.
1.The Grant1
(a)    Subject to the terms and conditions set forth herein, the Participant has been granted on the Grant Date in 2018 the number of RSUs as indicated on the Grant Summary for the corresponding Grant Date in 2018.
(b)    Subject to Section 4 hereof, all of the RSUs granted under this Agreement shall vest on the third anniversary of the Grant Date (the “Vesting Date”); provided that, on the Vesting Date, the Participant has been in Continuous Service through such date. For avoidance of doubt, subject to Section 4 hereof, the Participant shall not proportionately or partially vest in any RSUs during any period prior to the Vesting Date, and the Participant shall become vested in the RSUs only on the Vesting Date pursuant to this Section 1(b).
(c)    Upon satisfaction of the vesting requirement set forth in Section 1(b) and within ten (10) days following the Vesting Date, the Company shall issue the Participant one (1) share of Stock free and clear of any restrictions for each vested RSU.
(d)    For purposes of this Agreement, “Continuous Service” shall mean that the Participant’s service with the Company or any Subsidiary or Affiliate whether as an employee, director or consultant, is not interrupted or terminated.
2.    No Dividend Equivalents
The Participant shall not be entitled to receive any dividends or dividend equivalents in respect of any distributions paid with respect to any share of Stock underlying the RSUs granted under this Agreement that become declared or payable with respect to a record date prior to the date on which shares of Stock are issued to the Participant pursuant to this Agreement.
1 Sections (1(b) and 1(c) would be revised for an RSU grant subject to ratable vesting to reflect ratable vesting and payment schedules.

Exhibit 99.2

3.    No Voting Rights
The Participant shall not be a stockholder of record and shall have no voting or other stockholder rights with respect to shares of Stock underlying the RSUs granted under this Agreement prior to the date on which shares of Stock are issued to the Participant pursuant to this Agreement.
4.    Effect of Termination of Continuous Service2
(a)    Subject to Sections 4(b) and (c), upon the Participant’s termination of Continuous Service for any reason prior to the Vesting Date, the RSUs granted under this Agreement shall be immediately forfeited and cancelled.
(b)    Notwithstanding Sections 1(b) or 4(a), upon the date of a termination of Continuous Service by (i) the Company other than for Cause or (ii) the Participant on account of death, Disability or Good Reason, the Participant (or the Participant’s designated beneficiary in the event of the Participant’s death) shall be vested in a ProRata Number of RSUs, and any unvested RSUs shall be immediately forfeited and canceled. The Company shall issue the Participant one (1) share of Stock free and clear of any restrictions for each RSU that vests pursuant to this Section 4(b) within ten (10) days following the date of termination of Continuous Service.
(c)    A “ProRata Number of RSUs” means a number of RSUs equal to the number of RSUs granted under this Agreement subject to Section 4(b), multiplied by a fraction, the numerator of which is the number of days that have elapsed during the period commencing on the Grant Date and ending on the date of termination of Continuous Service, and the denominator of which is the number of days during the period commencing on the Grant Date and ending on the Vesting Date.
(d)    The determination of whether the Participant’s Continuous Service is terminated by the Company other than for Cause shall be made by the Committee, in its sole discretion.
(e)    For the purposes of Section 4, the following terms shall have the following meanings:
“Cause” shall mean (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (iii) the commission by the Participant of a felony; (iv) the willful and material violation by the Participant of any Company code of conduct; (v) the commission by the Participant of a crime against the Company which is materially injurious to the Company; (vi) a material breach by the Participant of any non-competition, non-solicitation, or other restrictive covenant that the Participant has entered into with the Company or a Subsidiary; or (vii) the willful and material breach by the Participant of any confidentiality agreement
2 Sections 4(a), 4(b) and 4(c) would be revised for an RSU grant subject to ratable vesting to take into account ratable vesting and payment schedules.

Exhibit 99.2

that the Participant has entered into with the Company or a Subsidiary. For purposes of this Section 4(e), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonablebelief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.
“Disability” shall mean (i) any physical or mental condition that would qualify the Participant for a disability benefit under any long-term disability plan maintained by the Company and applicable to him or her, (ii) if there is no such plan, such condition provided in any applicable governmental statute or regulation that constitutes a Disability, or (iii) if there is no such applicable statute or regulation, such other condition as may be determined by the Committee in its sole discretion to constitute a Disability.
“Good Reason” shall mean (i) a material diminution in the Participant’s authority, duties, title, reporting structure, or responsibilities (which, for purposes of clarity shall not include the designation of another Person to serve as the Company’s chief accounting officer), (ii) relocation of the Company’s executive office in Norwalk, Connecticut to a location more than thirty-five (35) miles from its current location or more than thirty-five (35) miles further from the Participant’s residence at the time of relocation, or (iii) any material breach by the Company of an employment agreement, if any, that is in effect at any time between the Participant and the Company.
Before a termination by the Participant will constitute termination for Good Reason, the Participant must give the Company a Notice of Good Reason within ninety (90) calendar days following the occurrence of the event that constitutes Good Reason. Failure to provide such Notice of Good Reason within such 90-day period shall be conclusive proof that the Participant shall not have Good Reason to terminate employment by reason of such occurrence.
Good Reason shall exist only if (A) the Company fails to remedy the event or events constituting Good Reason within thirty (30) calendar days after receipt of the Notice of Good Reason from the Participant and (B) the Participant terminates his or her employment within sixty (60) days after the end of the period set forth in clause (A) above.
“Notice of Good Reason” shall mean a written notice by the Participant to the Company which sets forth in reasonable detail the specific reason for a termination of employment for Good Reason and the facts and circumstances claimed to provide a basis for such termination and is provided to the Company in accordance with the terms set forth above
5.    Nontransferability of Grant
Except as otherwise provided herein or in the Plan, the RSUs shall not be assigned, negotiated, pledged, or hypothecated in any way or be subject to execution, attachment or similar process. No transfer of the Participant’s rights with respect to the RSUs, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt

Exhibit 99.2

to transfer such rights, such RSUs, and all of the rights related thereto, shall be forfeited by the Participant.
6.    Stock; Adjustment Upon Certain Events
(a)    Stock to be issued under this Agreement shall be made available, at the discretion of the Board, either from authorized but unissued Stock, from issued Stock reacquired by the Company or from Stock purchased by the Company on the open market specifically for this purpose.
(b)    The existence of this Agreement and the RSUs granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or any affiliate, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or any affiliate or sale or transfer of all or part of the assets or business of the Company or any affiliate, or any other corporate act or proceeding.
(c)    Upon a Change in Control, the purchaser(s) of the Company’s assets or stock or the surviving entity in a merger or consolidation may, in his, her or its discretion, deliver to the Participant the same kind of consideration that is delivered to the stockholders of the Company as a result of such Change in Control, or the Board may cancel all outstanding RSUs in exchange for consideration in cash or in kind, which consideration in both cases shall be determined by the Board.
7.    Determinations
Each determination, interpretation or other action made or taken pursuant to the provisions of this Agreement by the Committee or the Board in good faith shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participant and the Company, and their respective heirs, executors, administrators, personal representatives and other successors in interest.
8.    Other Conditions
The transfer of any shares of Stock underlying the RSUs shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares are in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Stock is traded.
9.    Withholding Taxes
The Participant shall be liable for any taxes and contributions of any kind required by law to be withheld or made with respect to the delivery of any shares of Stock under this Agreement. Unless the Committee determines otherwise, the Participant’s employer shall withhold from the total number of shares of Stock the Participant is to receive on a vesting date a number of shares that has a total value equal to the amount necessary to satisfy any and all such obligations.

Exhibit 99.2

10.    Incorporation of the Plan
The Plan, as it exists on the date of this Agreement and as amended from time to time, is hereby incorporated by reference and made a part hereof, and the RSUs and this Agreement shall be subject to all terms and conditions of the Plan. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise.
11.    Electronic Delivery
The Company may, in its sole discretion, deliver any documents related to the RSUs and the Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
12.    Section 409A of the Code
To the extent applicable, it is intended that this Agreement and the Plan comply with, or be exempt from, the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) do not apply to the Participant. This Agreement and the Plan shall be administered in a manner consistent with this intent. Reference to Section 409A of the Code is to Section 409A of the Internal Revenue Code of 1986, as amended, and will also include any regulations, or any other formal guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
13.    Miscellaneous
(a)    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company shall assign this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, and will require such successor to expressly assume and agree in writing to perform this Agreement. Notwithstanding the foregoing, this Agreement may not be assigned by the Participant.
(b)    No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.
(c)    This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement.
(d)    The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement

Exhibit 99.2

shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.
(e)    The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.
(f)    The Company shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and will from time to time use its reasonable efforts to comply with all laws and regulations which, in the opinion of counsel to the Company, are applicable thereto.
(g)    All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to its principal office, attention of the Company’s General Counsel.
(h)    The Plan, this Agreement and the Grant Summary constitute the entire agreement and understanding between the parties with respect to the matters described herein and supersede all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.
(i)    This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the state of Delaware without reference to principles of conflict of laws.
(j)    The Company represents and warrants that it is duly authorized by its Board and/or the Committee (and by any other person or body whose authorization is required) to enter into this Agreement, that there is no agreement or other legal restriction which would prevent it from entering into, and carrying out its obligations under, this Agreement, and that the officer signing this Agreement is duly authorized and empowered to sign this Agreement on behalf of the Company.
(k)    Notwithstanding anything in this Agreement or any other agreement with the Company or a Subsidiary, nothing shall limit the Participant’s rights under applicable law to provide truthful information to any governmental entity or to file a charge with or participate in an investigation conducted by any governmental entity.

Exhibit 99.2

IN WITNESS WHEREOF, this Agreement has been executed by the Company as of the Grant Date in 2018 as set forth on the Grant Summary.
BOOKING HOLDINGS INC.

Glenn D. Fogel
Chief Executive Officer and President